ANCHOR SERIES TRUST

Multi-Asset Portfolio

Class 1 shares

(the “Portfolio”)

Supplement to the Prospectus Dated April 30, 2012

Effective immediately, with respect to the Portfolio, under “Fees and Expenses of the Portfolio” in the Portfolio Summary, the table under Annual Portfolio Operating Expenses is deleted in its entirety and replaced with the following:

Class 1
Management Fees	1.00%
Service (12b-1) Fees	None
Other Expenses	0.46%
Total Annual Portfolio Operating Expenses	1.46%
Less Fee Waivers and/or Reimbursements(1)	0.36%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements	1.10%

(1)	SunAmerica Asset Management Corp. (“SAAMCo”) has contractually agreed to reimburse the expenses of the Portfolio until April 30, 2014, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Fee Waivers and/or Reimbursements” does not exceed 1.10%. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses, as determined under generally accepted accounting principles, or acquired fund fees and expenses. Any waivers or reimbursements made by SAAMCo with respect to the Portfolio are subject to recoupment from the Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SAAMCo and remain in compliance with the expense limitation. This agreement may be terminated prior to April 30, 2014 by the Board of Trustees, including a majority of the independent trustees.

The paragraph and the table under the Expense Example sub-heading are deleted in their entirety and replaced with the following:

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that any fee waiver and/or reimbursement applies to the first year. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$112	$389	$687	$1,467

Dated: October 9, 2012

Version: AST (Combined) Full Version